WEITZ FUNDS
(the “Trust”)

Value Fund (WVALX)

Partners Value Fund (WPVLX)

Partners III Opportunity Fund
Institutional Class (WPOPX)
Investor Class (WPOIX)

Research Fund (WRESX)

Hickory Fund (WEHIX)

Balanced Fund (WBALX)

Short-Intermediate Income Fund
Institutional Class (WEFIX)
Investor Class (WSHNX)

Nebraska Tax-Free Income Fund (WNTFX)

Government Money Market Fund (WGMXX)

Supplement dated April 1, 2013
to the Summary Prospectuses, Prospectus and Statement of Additional Information dated August 1, 2012 for the Funds listed above

Change in Name of the Investment Adviser

Effective immediately, all references to “Wallace R. Weitz & Company” and “Weitz & Co.” in the Summary Prospectuses, Prospectus and Statement of Additional Information for the Funds listed above are removed and replaced with “Weitz Investment Management, Inc.” and “Weitz Inc.”, respectively, to reflect the new name of the Funds’ investment adviser.

Investors should retain this supplement for future reference.